This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

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                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                  -AllianceBernstein Global Technology Portfolio
--------------------------------------------------------------------------------
Supplement dated February 6, 2009 to the Prospectuses dated May 1, 2008 of AllianceBernstein Variable Products Series Fund, Inc. that offer Class A and Class B shares of AllianceBernstein Global Technology Portfolio.

Recently, the Board of Directors (the "Directors") of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") approved proposals to rename the AllianceBernstein Global Technology Portfolio (the "Portfolio") "AllianceBernstein Global Thematic Growth Portfolio" and to change the Portfolio's investment strategy from its focus on companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit from technological advances and improvements ("technology companies") to an investment strategy pursuing opportunistic growth across multiple industries. The Directors and AllianceBernstein L.P., the Portfolio's investment adviser (the "Adviser"), believe that broadening the Portfolio's strategy and investment universe is appropriate given the broad impact of technology and innovation on the world's economy in recent decades. In connection with the change in the Portfolio's name, the Directors approved a proposal to eliminate the Portfolio's policy to invest at least 80% of its net assets in technology companies. The changes to the Portfolio's name and non-fundamental policies do not require stockholder approval under the Investment Company Act of 1940, as amended. The name and policy changes will not become effective until at least 60 days after the date of this Supplement and are expected to be effective on or about May 1, 2009. The Adviser expects that the Portfolio's portfolio will be transitioned to the new investment policies shortly thereafter and that up to 80-85% of the Portfolio's portfolio may be repositioned in connection with the changes.

The Portfolio has focused on investments in growth equity companies that were expected to benefit from innovative technological advances and improvements. In May, the Portfolio's investment strategy will be broadened to include investments in a global universe of companies in multiple industries, many of which may benefit from technological innovation. The Portfolio's investments will not be restricted to any particular sector or industry. Drawing on the research initiatives of the Adviser, and its economists' macro-economic insights, the Portfolio's new investment strategy will seek to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's portfolio and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earning growth, valuation and quality of company management. Overall, the goal of this investment process is to identify the most attractive securities across multiple industries worldwide, fitting into our broader themes. The Portfolio will normally invest in about 60-80 companies. In connection with the change in investment strategy, the Portfolio's benchmark is being changed from the MSCI World Index to the MSCI All Country World Index.

The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Portfolio's portfolio will be made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Catherine Wood and Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                 Principal Occupation During the
Employee; Year; Title            Past Five (5) Years
------------------------------   -----------------------------------------

Catherine D. Wood; since May Senior Vice President of the Adviser, with 2009; Senior Vice President which she has been associated in a
of the Adviser                   substantially   similar   capacity   to   her
                                 current position since prior to 2004. She is also the Chief Investment Officer of Strategic Research.

Stephen Tong; since May Associate Director of Global Growth Research 2009; Senior Vice President of the Adviser since December 2007. Prior
of the Adviser                   thereto,  he was Chief  Executive  Officer of
                                 AllianceBernstein   Japan   from  March  2007
                                 until December 2007. Prior thereto, he
                                 was Director of Japan Growth Research for
                                 AllianceBernstein Japan since prior to
                                 2004.

Amy P. Raskin; since May 2009; Senior Vice President of the Adviser, with Senior Vice President of the which she has been associated in a
Adviser                          substantially   similar   capacity   to   her
                                 current position since prior to 2004. She is also Director of Research on Strategic
                                 Change since 2006 and Director of Early
                                 Stage Growth Unit since 2008.

Joseph G.  Carson;  since May    Senior Vice  President of the  Adviser,  with
2009;  Senior Vice  President    which   he   has   been   associated   in   a
of the Adviser                   substantially   similar   capacity   to   his
                                 current position since prior to 2004 and Director of Global Economic Research on
                                 Fixed-Income.

Lisa A. Shalett; since May       Executive  Vice  President  of  the  Adviser,
2009; Executive Vice             with  which  she  has  been  associated  in a
President of the Adviser         substantially   similar   capacity   to   her
                                 current position since prior to 2004. In
                                 February 2007, she joined the management team of Alliance Growth Equities as the Global Research Director and was named
                                 Global Head of Growth Equities in January
                                 2008. For the four years prior, Ms.
                                 Shalett was Chair and Chief Executive
                                 Officer of Sanford C. Bernstein LLC, the firm's institutional research brokerage business.

Vadim Zlotnikov; since May       Executive Vice President of the Adviser,  and
2009; Executive Vice             Chief Investment Officer  of Growth  Equities
President of the Adviser         and head of Growth Portfolio  Analytics since
                                 January 2008. Prior thereto, he was the
                                 chief investment strategist for Sanford
                                 C. Bernstein's institutional research
                                 unit since prior to 2004.

                                    * * * * *


This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.


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